Exhibit 99.2

Fourth Quarter and Full Year 2003 Performance Review February 5, 2004

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives, and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to, the extent to which the Company is successful in integrating the Aeronautical Systems businesses and achieving operating synergies; the nature, and extent and timing of the Company's proposed restructuring and consolidation actions and the extent to which the Company is able to achieve savings from these actions, as well as other factors discussed in the Company's filings with the Securities and Exchange Commission, including in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Overview

Recent Significant Developments Full year 2003 cash flow from operations of $553 million - 6% greater than 2002 2003 full year sales of $4.4 billion, EPS of $0.93 per diluted share Announced plans to redeem the remaining $63.5 million of QUIPS - to be completed on March 2, 2004 Several new commercial and military contracts announced Expect low single-digit sales growth in 2004, EPS expected to be between $1.20 - $1.35 per diluted share Includes impact of contract accounting change and expensing of stock options Strong finish to 2003

(Dollars in Millions, excluding EPS) 4th Qtr 2003 4th Qtr 2002 Change Sales $1,130 $1,157 ($27) Segment operating income $114 $81 $33 - % of Sales 10.1% 7.0% 3.1% Income - Continuing operations - Net income $33 $33 $12 $12 $21 $21 Diluted EPS - Continuing operations - Net income $0.28 $0.28 $0.11 $0.11 $0.17 $0.17 Fourth Quarter 2003 - Financial Summary

(Dollars in Millions, excluding EPS) 2003 2002 Change Sales $4,383 $3,809 $574 Segment operating income $332 $419 ($87) - % of Sales 7.6% 11.0% (3.4%) Income - Continuing operations - Net income $ 49 $111 $164 $118 ($115) ($7) Diluted EPS - Continuing operations - Net income $0.41 $0.93 $1.56 $1.14 ($1.15) ($0.21) Full Year 2003 - Financial Summary

2003 Airframe Systems Segment Actual 2003 Actual 2002 Change Change Dollars in Millions Actual 2003 Actual 2002 $ % Sales $1,784 $1,451 $333 23% Segment OI $79 $101 ($22) (22%) % Sales 4.4% 7.0% Included above: Facility Closure and Headcount Reductions/Asset Impairment ($18) ($4) ($14) N/A In-process R&D/Inventory step-up -- ($39) $39 N/A Major Variances: Aeronautical Systems (AS) added $470 million in incremental sales Excluding AS, sales decreased $137 million due primarily to lower sales in the landing gear OE, wheel and brake services and heavy maintenance businesses OI decline related primarily to reduced volume and unfavorable pension and FX impacts

2003 Engine Systems Segment Major Variances: Aeronautical Systems added $176 million in incremental sales Excluding AS, sales decreased $41 million, due primarily to lower sales of aerospace and industrial gas turbine components OI decline due primarily to higher asset impairment charges related to Super 27 program and other facility closure and headcount reduction action in 2003 Actual 2003 Actual 2002 Change Change Dollars in Millions Actual 2003 Actual 2002 $ % Sales $1,558 $1,423 $135 9% Segment OI $113 $171 ($58) (34%) % Sales 7.3% 12.0% Included Above: Facility Closure and Headcount Reductions/Asset Impairment ($111) ($26) ($85) N/A In-process R&D/Inventory step-up -- ($24) $24 N/A

2003 Electronic Systems Segment Major Variances: Aeronautical Systems added $109 million in incremental sales Remaining sales were relatively flat OI decline related primarily to pension and unfavorable mix Actual 2003 Actual 2002 Change Change Dollars in Millions Actual 2003 Actual 2002 $ % Sales $1,041 $934 $107 11% Segment OI $140 $147 ($7) (5%) % Sales 13.4% 15.7% Included Above: Facility Closure and Headcount Reductions/Asset Impairment ($9) ($7) ($2) N/A In-process R&D/Inventory step-up -- ($8) $8 N/A

Fourth Quarter 2003 - Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income from Continuing Operations Diluted EPS Fourth Quarter 2002 $1,157 $12 $0.11 Lower operating margins, volume and product mix/other/share dilution ($27) ($18) ($0.19) Higher pension expense ($7) ($0.06) Lower facility closure and headcount reduction actions $3 $0.03 Fourth Quarter 2002 in-process R&D and inventory step-up $51 $0.47 Lower payment-in-kind (PIK) income ($4) ($0.04) Corporate G&A ($4) ($0.04) Fourth Quarter 2003 $1,130 $33 $0.28

Sales Trends Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 GR 896 900 856 893 844 831 823 866 264 250 264 241 264 Aeronautical Systems Sales ($ in Millions) Note: All sales restated to reflect discontinued operations

Debt Retirement Progress Since Acquisition of Aeronautical Systems 10/1/02 Proforma 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 Net Debt 2893 2487 2075 1994 1949 1836 Cash 146 150 186 268 326 378 $ in Millions Total Debt + QUIPS $3,039 Total Debt + QUIPS $2,638 Total Debt + QUIPS $2,261 Net Debt + QUIPS $2,893 Net Debt + QUIPS $2,488 Net Debt + QUIPS $2,075 Cash $146 Cash $150 Cash $186 Total debt + QUIPS reduced $824M or 27%; Net debt + QUIPS reduced $1,056M or 37% Total Debt + QUIPS $2,262 Net Debt + QUIPS $1,994 Cash $268 Total Debt + QUIPS $2,275 Net Debt + QUIPS $1,949 Cash $326 Total Debt + QUIPS $2,215 Net Debt + QUIPS $1,837 Cash $378 Note: See page 27 for definitions of Total Debt and Net Debt and a detailed calculation of these measures as of the dates indicated.

Cash Flow and Capital Expenditures ($M) Cash Flow from Ops Cap Ex 2000 168 134 2001 375 187 2002 524 107 2003 553 125 Cash Flow from Operations 2003 Cash Flow Cash flow from operations of $553M Included $107M in federal income tax refunds Included $47M cash payments for facility closures and headcount reductions Capital Expenditures of $125M Incentive systems aligned with goal Utilize primarily for debt reduction Ongoing new program investments continued Stable dividend since EnPro spin- off Three years of significant cash generation

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 396 645 230 1114 291 143 1309 257 2003 Sales by Market Channel - Total Sales $4,383M Large Commercial Aircraft Aftermarket 25% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 9% Airbus Commercial OE 15% Military & Space, OE & Aftermarket 30% Other 6% Heavy A/C Maint. 3% OE AM Balanced business mix - three major market areas each represent approximately one-third of sales Regional, Business & Gen. Av. OE 5% Total Commercial Aftermarket 35% Total Commercial OE 29% Total Military and Space 30%

Outlook

Expectations for Goodrich 2004 Sales Sales by Market Channel 2003 Sales Mix Average Expected Growth Average Expected Growth Sales by Market Channel 2003 Sales Mix 2003 Actual Change* 2004 Expected Change Military and Space - OE and Aftermarket 30% 10% 7% - 10% Boeing and Airbus - OE Production 24% (10%) Flat to Down Slightly Regional, Business & General Aviation - OE 5% (18%) 8% - 10% Aftermarket - Large Commercial and Regional, Business and GA 32% (3%) 3% - 5% Heavy Airframe Maintenance 3% (27%) Approx. Flat Other 6% (13%) Approx. Flat Goodrich Total Sales $4.4B (4%) Low single-digit percent growth * Compared to 2002 pro-forma sales, including full year contribution of Aeronautical Systems, excluding discontinued operations. $3,809M as reported, plus $756M for Aeronautical Systems during first 9 months of 2002.

2004 P&L Headwind Directors & Officers Insurance Current multi-year program ends in mid 2004 Substantial premium increase expected on renewal Management Incentive Compensation Poor industry conditions drive below target payouts in 2002-2003 Normal payouts expected in 2004 Replace portion of stock options with restricted stock Tax Litigation (Defense costs) Two major cases projected for trial in 2004 (Rohr and Coltec) Detailed in recent SEC filings Retiree Medical Expenses Double digit increase expected Industry wide phenomena Included in other income/expense Excludes prescription drug subsidy Approximately $30M Aggregate Increase Expected In 2004.

2004 Pension Outlook The asset mix for the US plans at YE 2003 is approximately 61% equity / 6% real estate / 33% debt (10 to 15 year duration) No smoothing of asset returns for 80% of plans Future expense based on prior year end plan assets at FMV No required contributions for qualified U.S. plans in 2004 Actual 12/31/02 Actual 12/31/03 Projected 2004 L-T Rate of Return Assumption (US Plans) 9.25% 9.0% 9.0% Discount Rate (US Plans) 6.875% 6.25% 6.25% Actual Plan Return (US Plans) -4.1% 22.8% N/A P&L Expense (Worldwide) $35M $88M $81M Plan Assets (Worldwide) $1.99B $2.31B N/A Contributions (Worldwide) $47M $63M $60-70M $7M improvement expected for 2004 P&L Assumptions and Methodology

Foreign Exchange Considerations Goodrich Foreign Currency Exposure Approximately 90 percent of sales in US dollars Approximately 75 percent of pre-tax costs in US dollars Three currencies (Euro, Pound Sterling and Canadian dollar) represent >95 percent of exposure Exposure increased with Aeronautical Systems acquisition due to significant European manufacturing presence Goodrich hedges a major portion of projected forward exposure Currently hedged on about 75 percent of expected 2004 exposure Unhedged portion subject to FX rate fluctuations until hedged or realized Weakness in US dollar (weighted average decline of about 8 percent since 9/30/03 ) creates P&L headwind if US dollar remains at current levels or weakens further Estimated $15 - $20 million pre-tax impact versus 2003 at current FX rates

Contract Accounting Change - Overview Two methods allowed under GAAP for recognizing changes in contract profit estimates Cumulative catch-up adjusts profit recognized since beginning of contract (preferred) Reallocation method adjusts profit recognized prospectively for remaining life of contract Goodrich transitioning from reallocation to cumulative catch-up in Aerostructures business - requires recognition of prior period changes in current period Change is entirely related to timing of profit recognition No change to overall profitability of contracts or expected cash flow

Contract Accounting Change - Overview Impact reflected in Goodrich financials in two stages Cumulative effect on existing contracts from profit recorded in prior periods booked as "Cumulative effect of accounting change" on January 1, 2004 as part of first quarter 2004 results Projected income of $24 million pre-tax, or $0.13 per diluted share $24 million pre-tax income reverses over remaining duration of current contracts Lower projected operating income of $8 million pre-tax, or $0.05 per diluted share, over the four quarters of 2004 Lower projected operating income of $16 million pre-tax over remaining duration of current contracts (primarily 2005 and 2006)

2004 Outlook Considerations Major Factors Low End High End 2004 EPS Outlook Range $1.20 $1.35 Commercial OE Production 5% below 2003 Flat with 2003 Global ASM Growth +- 3% + 5% Foreign Exchange Rates Dollar weakness continues Dollar strengthens 7E7 Program Investments Contract awards on current schedule. GR wins disproportionate share Moderate award slippage and normal GR win rate Effective Tax Rate Current rate - 33% 100 to 200 basis point lower rate P&L Headwind As expected ($30M) Lower than expected Other factors outside of outlook consideration Resolution of Rohr or Coltec tax litigation in 2004 Potential contractual disputes with Northrop Grumman related to the purchase of Aeronautical Systems Premiums for early retirement of debt

Summary - Goodrich Attributes and Actions Top tier aerospace supplier Diversified, balanced business mix Proprietary, flight critical products Strong cash flow Enterprise-wide initiatives Experience managing operations in challenging markets Focused on Aeronautical Systems integration and turnaround Committed to maintaining a conservative financial profile and investment grade ratings Focused on what we can control

What Investors Should Expect from Goodrich Continued commitment to integrity No significant acquisitions Focused on the business "Blocking and Tackling" Cash flow Margin improvement Aeronautical Systems integration Working capital management New product development Continue investing in new products and systems Reduce leverage to target levels Transparency of financial results and disclosure Accountable to all stakeholders

Questions and Answers

Supplemental Information * In late September 2002, the company utilized short-term debt of $200 million to preposition certain funds necessary for the acquisition of TRW Aeronautical Systems. This short-term debt was repaid on October 1, 2002 with a portion of the proceeds from the $1.5 billion bridge loan secured to finance the entire purchase. Accordingly, on October 1, 2002, cash was reduced by $200 million. **Total Debt (defined as short-term debt plus current maturities of long-term debt and capital lease obligations plus long-term debt and capital lease obligations) and Net Debt (defined as Total Debt minus cash and cash equivalents) are non-GAAP financial measures that the Company believes is useful to rating agencies and investors in understanding the Company's capital structure and leverage. Because all companies do not calculate these measures in the same manner, the Company's presentation may not be comparable to other similarly titled measures reported by other companies.